Exhibit 3.183

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services
Ontario

Ministère des Services gouvernementaux

Ontario Corporation Number
Numéro de la société en Ontario

1865634

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JANUARY 0 1 JANVIER, 2012

K. —— [signature]
Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

ARTICLES OF AMALGAMATION
STATUTS DE FUSION

1. The name of the amalgamated corporation is: (Set out in BLOCK CAPITAL LETTERS)
   Dénomination sociale de la société issue de la fusion: (Écrire en LETTRES MAJUSCULES SEULEMENT) :

   PACTIV CANADA INC.

2. The address of the registered office is:
   Adresse du siège social :

   199 Bay Street, Suite 4000

   Street & Number or R.R. Number & if Multi-Office Building give Room No. /
   Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau

   Toronto — ONTARIO — M5L 1A9

   Name of Municipality or Post Office / Nom de la municipalité ou du bureau de poste — Postal Code/Code postal

3. Number of directors is: / Nombre d'administrateurs :

   Fixed number / Nombre fixe:

   OR minimum and maximum / OU minimum et maximum: 1 — 10

4. The director(s) is/are: / Administrateur(s) :

First name, middle names and surname / Prénom, autres prénoms et nom de famille	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code / Domicile élu, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité, la province, le pays et le code postal	Resident Canadian State 'Yes' or 'No' / Résident canadien Oui/Non
Thomas Degnan	1900 West Field Court, Lake Forest, Illinois, USA 60045	No
Ken Bumstead	33 Staples Avenue, Richmond Hill, Ontario Canada L4B 4W6	Yes

07121 (201105)
© Queen's Printer for Ontario, 2011 / © Imprimeur de la Reine pour l'Ontario, 2011
Page 1 of/de 6

5. Méthod of amalgamation, check A or B Méthode choisie pour la fusion — Cocher A ou B :
A- Amalgamation Agreement / Convention de fusion :
or ou The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below. Les actionnaires de chaque société qui fusionnne ont dûment adopté la convention de fusion conformément au paragraphs 176(4) de la Loi sur les sociétés par actions à ta date mentionnée ci-dessous.
B- Amalgamation of a holding corporation and one or more of its subsidiaries or amalgamation of subsidiaries / Fusion d’une société mère avec une ou plusieurs de ses filiales ou fusion de filiales :
X The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. Les administrateurs de cheque société qui fusionne ont approuvé la fusion par voie de résolution conformément à [’article 177 de la Loi sur les sociétés par actions à la date mentionnée ci-dessous.
The articles of amalgamation in substance contain the provisions of the articles of incorporation of Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutits de Pactiv Canada Inc.
and are more particularly set out in these articles, et sont énoncés textuellement aux présents statuts.
Names of amalgamating corporations Denomination socials des Ontario Corporation sociétés qui Number Numéro de la Adoption/ adoption Approval fusionnent société en Ontario Date of Date d’ Year ou Month d’approbation Day
année mois jour
Pactiv Canada Inc. 1853794 2011-12-15
Dopaco Canada, Inc 450040 2011-12-15
Garven Incorporated 1454287 2011-12-15
Conference Cup Ltd 942007 2011-12-15

6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s’il y a lieu, imposées aux activites commerciales ou aux pouvoirs de la société.
None.
7. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s’il y a lieu, d’actions que la société est autorisée à émettre :
The Coiporation is authorized to issue an unlimited number of shares of one class designated as common shares.

8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
Droits, privileges, restrictions et conditions, s’il y a tieu: rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions qui peut être émise en série :
N/A

9. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L’emission, le transfert ou la propriété d’actions est/n’est pas restreint. Les restrictions, s’il y a lieu, sont les suivantes:
No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of at least 51% of the outstanding common shares of the Corporation expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of at least 51% of the outstanding common shares of the Corporation.
10. Other provisions, (if any): Autres dispositions, s’il y a Sieu :
None.
11. The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule “A”.
Les déclarations exlgées aux termes du paragraphs 178(2) de la Loi sur les sociétés par actions constituent I’annexe A.
12. A copy of the amalgamation agreement or directors’ resolutions (as the case may be) is/are attached as Schedule “B”.
Une copre de la convention de fusion ou les résolutions des administrateurs (selon ie cas) constitue(nt) I’annexe B.

These articles are signed in duplicate.
Les presents statuts sont signes en double exemplaire.
Name and original signature of a director or authorized signing officer of each of the amalgamating corporations. Include the name of each corporation, the signatories name and description of office (e.g. president, secretary). Only a director or authorized signing officer can sign on behalf of the corporation. / Nom et signature originale d’un administrateur ou d’un signataire autorisé de chaque société qui fusionne. Indiquer la dénomination sociale de chaque société, le nom du signataire et sa fonction (p. ex.: président, secrétaire). Seul un administrateur ou un dirigeant habilité peut signer au nom de la société.

Pactiv Canada Inc. Names of Corporations/Denomination sociale des sociétés
By/Par

/s/ Daniel Cummins	Daniel Cummins	Treasurer

Signature/Signature	Print name of signatory/Nom du signataire en lettres moulées	Description or Office/Fonction

Dopaco Canada, Inc. Names of Corporations/Dénomination sociale des sociétés
By/Par

/s/ Allen Hugli	Allen Hugli	Director

Signature/Signature	Print name of signatory/Nom du signataire en lettres moulées	Description of Office/Fonction

Garven Incorporated Names of Corporations/Denomination sociale des sociétés
By/Par

/s/ Allen Hugli	Allen Hugli	Director

Signature/Signature	Print name of signatory/Nom du signataire en lettres moulées	Description of Office/Fonction

Conference Cup Ltd. Name of Corporations/Dénomination sociale des sociétés
By/Par

/s/ Allen Hugli	Allen Hugli	Director

Signature/Signature	Print name of signatory/Nom du signataire en lettres moulées	Description of Office/Fonction

Names of Corporations/Dénomination sociale des sociétés
By/Par

Signature/Signature	Print name of signatory/Nom du signataire en lettres moulées	Description of Office/Fonction
Page 6 of/de 6

SCHEDULE “A-1”
STATEMENT OF DIRECTOR OR OFFICER
OF
PACTIV CANADA INC.
(the“Corporation”)
1. I, Daniel Cummins, am the Treasurer of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
     DATED: December 15, 2011

/s/ Daniel Cummins

Dopaco Amalgamation-Step C3

SCHEDULE “A-2”
STATEMENT OF DIRECTOR OR OFFICER
OF
DOPACO CANADA, INC.
(the “Corporation”)
1. I, Allen Hugli, am the Director of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
     DATED: December 15, 2011

/s/ Allen Hugli

Dopaco Amalgamation-Step D3

SCHEDULE “A-3”
STATEMENT OF DIRECTOR OR OFFICER
OF
GARVEN INCORPORATED
(the “Corporation”)
1. I, Allen Hugli, am the Director of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
     DATED: December 15, 2011

/s/ Allen Hugli

Dopaco Amalgamation — Step E3

SCHEDULE “A-4”
STATEMENT OF DIRECTOR OR OFFICER
OF
CONFERENCE CUP LTD.
(the “Corporation”)
1. I, Allen Hugli, am the Director of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
     DATED: December 15, 2011

/s/ Allen Hugli

Dopaco Amalgamation — Step F3

SCHEDULE “B-1”
UNANIMOUS SHAREHOLDER DECLARATION

TO:	PACTIV CANADA INC. (the “Corporation”)
          WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
          AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
          AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the, articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers add duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director,

Dopaco Amalgamation — Step C1

2

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein,
DATED: December 15, 2011.
REYNOLDS PACKAGING INTERNATIONAL B.V.

By:	/s/ Greg Cole Name: Greg Cole
Title:
(Authorized Signatory)

Dopaco Amalgamation — Step C1

RESOLUTION OF THE SOLE SHAREHOLDER
OF
PACTIV CANADA INC.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated      , 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Dopaco Canada, Inc., Garven Incorporated, and Conference Cup Ltd.
     WHEREAS Conference Cup Ltd.(“Conference”) is wholly-owned subsidiary of the Garven Incorporated (“Garven”), Garven is a wholly-owned subsidiary of Dopaco Canada, Inc. (“Dopaco”), and Dopaco is a wholly-owned subsidiary of the Corporation;
     AND WHEREAS it is desirable that the Corporation amalgamate with Garven, Conference, Dopaco a pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Garven, Conference, and Dopaco under the Act, pursuant to subsection 177(1) thereof, is approved;

2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Garven, Conference, and Dopaco, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of the Corporation;

4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *
Dopaco Amalgamation — Step C2

2

The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated December 15, 2011 and pursuant to the Business Corporations Act (Ontario) this 15 day of December, 2011.

REYNOLDS PACKAGING INTERNATIONAL B.V.

By:	/s/ Greg Cole Name: Greg Cole
Title:
(Authorized Signatory)
Dopaco Amalgamation — Step C2

SCHEDULE “B-2”
UNANIMOUS SHAREHOLDER DECLARATION

TO:	DOPACO CANADA, INC. (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
     NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.
Dopaco Amalgamation Step D1

2

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
DATED: December 15 , 2011.

PACTIV CANADA INC.

By:	Daniel Cummins Name: Daniel Cummins
Title: Treasurer
(Authorized Signatory)
Dopaco Amalgamation — Step D1

RESOLUTION OF THE SOLE SHAREHOLDER
OF
DOPACO CANADA, INC.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated             , 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Pactiv Canada Inc., Garven Incorporated, and Conference Cup Ltd.
     WHEREAS the Corporation is a wholly-owned subsidiary of Pactiv Canada Inc. (“Pactiv”), Garven Incorporated (“Garven”) is a wholly-owned subsidiary of the Corporation, and Conference Cup Ltd. (“Conference”) is a wholly-owned subsidiary of Garven;
     AND WHEREAS it is desirable that the Corporation amalgamate with Pactiv, Garven, and Conference pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Pactiv, Garven, and Conference, under the Act, pursuant to subsection 177(1) thereof, is approved;

2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Pactiv;

3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Pactiv;

4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *
Dopaco Amalgamation — Step D2

2

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated December 15, 2011 and pursuant to the Business Corporations. Act (Ontario) this 15 day of December, 2011.

PACTIVE CANADA INC.

By:	Daniel Cummins Name: Daniel Cummins
Title: Treasurer
(Authorized Signatory)
Dopaco Amalgamation -Step D2

SCHEDULE “B-3”
UNANIMOUS SHAREHOLDER DECLARATION

TO:	GARVEN INCORPORATED (the “Corporation”)
     WHEREAS the Corporation is govemed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts In part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. in the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.
Dopaco Amalgamation — Step E1

2

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontarlo and the laws of Canada applicable therein.
DATED: December 15, 2011.

DOPACO CANADA, INC.

By:	Allen Hugli Name: Allen Hugli
Title: Director
(Authorized Signatory)
Dopaco Amalgamation - Step E1

RESOLUTION OF THE SOLE SHAREHOLDER
OF
GARVEN INCORPORATED
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated      , 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Pactiv Canada Inc., Dopaco Canada, Inc., and Conference Cup Ltd.
     WHEREAS Conference Cup Ltd. (“Conference”) is a wholly-owned subsidiary of the Corporation, and the Corporation is a wholly-owned subsidiary of Dopaco Canada, inc. (“Dopaco”), and Dopaco is a wholly-owned subsidiary of Pactiv Canada Inc. (“Pactiv”);
     AND WHEREAS it is desirable that the Corporation amalgamate with Conference, Dopaco, and Pactiv pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Conference, Pactiv, and Dopaco, under the Act, pursuant to subsection 177(1) thereof, is approved;

2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Pactiv;

3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Pactiv;

4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filling of articles of amalgamation.
* * * * *
Dopaco Amalgamation — Step E2

2

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated December 15, 2011 and pursuant to the Business Corporations Act (Ontario) this 15 day of December, 2011.

DOPACO CANADA INC.

By:	/s/ Allen Hugli Name: Allen Hugli
Title: Director
(Authorized Signatory)
Dopaco Amalgamation — Step E2

10

SCHEDULE “B-4”
UNANIMOUS SHAREHOLDER DECLARATION

TO:	CONFERENCE CUP LTD. (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
     NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.
Dopaco Amalgamation — Step F1

2

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
     DATED: December 15, 2011

GARVEN INCORPORATED
By:	/s/ Allen Hugli
	Name:	Allen Hugli
	Title:	Director
(Authorized Signatory)
Dopaco Amalgamation — Step F1

RESOLUTION OF THE SOLE SHAREHOLDER
OF
CONFERENCE CUP LTD.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated           , 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation With Pactiv Canada Inc., Dopaco Canada, Inc., and Garven incorporated
     WHEREAS the Corporation is a wholly-owned subsidiary of Garven Incorporated (“Garven”), Garven is a wholly-owned subsidiary of Dopaco Canada, Inc. (“Dopaco”), and Dopaco is a wholly-owned subsidiary of Pactiv Canada Inc.(“Pactiv”).
     AND WHEREAS it is desirable that the Corporation amalgamate with Garven, Dopaco, and Pactiv pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
     1. the amalgamation of the Corporation with Garven, Pactiv, and Dopaco under the Act, pursuant to subsection 177(1) thereof, is approved;
     2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Pactiv;
     3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Pactiv;
     4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and
     5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * ** *
Dopaco Amalgamation — Step F2

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated December 15, 2011 and pursuant to the Business Corporations Act (Ontario) this 15 day of December, 2011.

GARVEN INCORPORATED
By:	/s/ Allen Hugli
	Name:	Allen Hugli
	Title:	Director
(Authorized Signatory)

Dopaco Amalgamation — Step F2